Exhibit 10.18

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 6, 2008, among FRESENIUS SE, a societas europea organized under the laws of Germany (“FSE”), APP PHARMACEUTICALS, LLC, a Delaware limited liability company (“APP”), FRESENIUS FINANCE I S.A., a public limited liability company organized under the laws of the Grand Duchy of Luxembourg (“Luxco”), FRESENIUS US FINANCE I, INC., a Delaware corporation (“New Finco1”), APP PHARMACEUTICALS, INC., a Delaware corporation (“APP Inc.”), FRESENIUS KABI PHARMACEUTICALS HOLDING, INC., a Delaware corporation (“FKPH”), FRESENIUS PROSERVE GMBH, a limited liability company organized under the laws of Germany (“Fresenius ProServe”), FRESENIUS KABI AG, a stock corporation organized under the laws of Germany (“Fresenius Kabi AG”), various Lenders party to the Credit Agreement referred to below, and DEUTSCHE BANK AG, LONDON BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, FSE, Fresenius ProServe, Fresenius Kabi AG, New Finco1, Luxco, APP, APP Inc., various Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of August 20, 2008 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, FSE and the Borrowers have requested certain amendments and consents to the Credit Agreement, in each case as described below;

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend certain provisions of, and enter into certain agreements with respect to, the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Amendments and Consents to Credit Agreement.

1. The definition of “Lender” appearing in Section 1 of the Credit Agreement is hereby amended by (i) inserting the text “and on the signature pages to the First Amendment” immediately following the text “on the signature pages hereto” appearing therein, and (ii) inserting the text “or any Group Revolving Loan Joinder Agreement” immediately following the text “any Assignment and Assumption Agreement” appearing therein.

2. The definition of “Required Intercompany Loan Security” in Section 1 of the Credit Agreement is hereby amended by (i) inserting the text “held by Fresenius Kabi AG” immediately following the text “all shares of each of the Kabi Security Subsidiaries” in the first line of sub-clause (D) thereof; and (ii) inserting the text “(or any refinancings thereof, provided that the aggregate principal amount of such intercompany loans is not increased at the time of any such refinancing)” immediately following the text “intercompany loans made by FFBV which are outstanding on the Effective Date” in the third and fourth lines of sub-clause (D) thereof.

3. The definition of “Required Tranche B1 Term Lenders” appearing in Section 1 of the Credit Agreement is hereby amended by (i) inserting the text “the Outstanding Amounts of” immediately following the text “(50%) of” in the second line thereof; and (ii) deleting the text “if prior to the Closing Date,” appearing therein, and inserting the text “if prior to the earlier of the Additional Tranche B1 Term Loan Commitment Termination Date and the Additional Tranche B1 Term Loan Borrowing Date, holding more than fifty percent (50%) of the Aggregate Additional Tranche B1 Term Loan Committed Amount, the Aggregate Additional Tranche B1 Euro Term Loan Committed Amount (taking the Dollar Equivalent of any amounts denominated in Euros) and the Outstanding Amounts of the Tranche B1 Term Loan, taken as a whole, and” in lieu thereof.

4. The definition of “Tranche B2 Term Loan Commitment Percentage” appearing in Section 1 of the Credit Agreement is hereby amended by (i) deleting the text “Section 2.01” appearing therein, and (ii) inserting the text “Schedule 2.01” in lieu thereof.

5. Section 1 of the Credit Agreement is hereby further amended by (i) deleting the definitions of “Aggregate Tranche B1 Term Loan Committed Amount”, “Intercompany Loan Secured Creditors”, “Tranche B1 Term Lenders” and “Tranche B1 Term Loan Commitment” and (ii) inserting in lieu thereof the following:

“Aggregate Tranche B1 Term Loan Committed Amount” means, at any time, the sum of the Aggregate Initial Tranche B1 Term Loan Committed Amount, the Aggregate Additional Tranche B1 Term Loan Committed Amount and the Aggregate Additional Tranche B1 Euro Term Loan Committed Amount.

“Intercompany Loan Secured Creditors” shall mean Luxco, New Finco1 and New Finco2, in each case with respect to the extensions of credit pursuant to the Intercompany Loan Documents and the obligations under the Finco Back-to-Back Swap Contracts.

“Tranche B1 Term Lenders” means the Initial Tranche B1 Term Lenders, the Additional Tranche B1 Term Lenders and the Additional Tranche B1 Euro Term Lenders.

“Tranche B1 Term Loan Commitment” means each Initial Tranche B1 Term Loan Commitment, each Additional Tranche B1 Term Loan Commitment and each Additional Tranche B1 Euro Term Loan Commitment.

6. Section 1 of the Credit Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetical order:

“Additional Tranche B1 Euro Term Lenders” means, prior to the funding of the Additional Tranche B1 Euro Term Loans on the Additional Tranche B1 Term Loan Borrowing Date, those Lenders with Additional Tranche B1 Euro Term Loan Commitments, and after funding of the Additional Tranche B1 Euro Term Loan, those Lenders holding a portion of the Additional Tranche B1 Euro Term Loan, together with their successors and permitted assigns. The initial Additional Tranche B1 Euro Term Lenders are identified on the signature pages to the First Amendment and are set forth on Schedule 2.01 (as amended by the First Amendment).

“Additional Tranche B1 Euro Term Loan” has the meaning provided in Section 2.01(c)(III).

“Additional Tranche B1 Euro Term Loan Commitment” means, for each Additional Tranche B1 Euro Term Lender, the commitment of such Lender to make a portion of the Additional Tranche B1 Euro Term Loan hereunder.

“Additional Tranche B1 Term Loan Borrowing Date” means the date of the initial Borrowing of Additional Tranche B1 Term Loans and Additional Tranche B1 Euro Term Loans.

“Additional Tranche B1 Term Loan Commitment Termination Date” means October 31, 2008.

“Additional Tranche B1 Term Lenders” means, prior to the funding of the Additional Tranche B1 Term Loan on the Additional Tranche B1 Term Loan Borrowing Date, those Lenders with Additional Tranche B1 Term Loan Commitments, and after funding of the Additional Tranche B1 Term Loan, those Lenders holding a portion of the Additional Tranche B1 Term Loan, together with their successors and permitted assigns. The initial Additional Tranche B1 Term Lenders are identified on the signature pages to the First Amendment and are set forth on Schedule 2.01 (as amended by the First Amendment).

“Additional Tranche B1 Term Loan” has the meaning provided in Section 2.01(c)(II).

“Additional Tranche B1 Term Loan Commitment” means, for each Additional Tranche B1 Term Lender, the commitment of such Lender to make a portion of the Additional Tranche B1 Term Loan hereunder.

“Aggregate Additional Tranche B1 Euro Term Loan Committed Amount” means, at any time, the sum of the Additional Tranche B1 Euro Term Loan Commitments of all the Additional Tranche B1 Euro Term Lenders at such time, with such amount being the amount set forth in Schedule 2.01 on the date of this Amendment, and as same may be reduced from time to time in accordance with the terms of this Credit Agreement.

“Aggregate Additional Tranche B1 Term Loan Committed Amount” means, at any time, the sum of the Additional Tranche B1 Term Loan Commitments of all the Additional Tranche B1 Term Lenders at such time, with such amount being the amount set forth in Schedule 2.01 on the date of this Amendment, and as same may be reduced from time to time in accordance with the terms of this Credit Agreement.

“Aggregate Initial Tranche B1 Term Loan Committed Amount” means, at any time, the sum of the Initial Tranche B1 Term Loan Commitments of all the Initial Tranche B1 Term Lenders at such time, with such amount being the amount set forth in Schedule 2.01 on the First Amendment Effective Date and as same may be reduced from time to time in accordance with the terms of this Credit Agreement.

“Dollar Denominated Tranche B1 Term Loan” means all Tranche B1 Term Loans other than the Additional Tranche B1 Euro Term Loan.

“First Amendment” shall mean the First Amendment to the Credit Agreement, dated as of October 6, 2008, among FSE, the Borrowers, the Guarantors, various Lenders and the Administrative Agent.

“First Amendment Effective Date” shall have the meaning provided in Section 3 of Article III to the First Amendment.

“Initial Tranche B1 Term Lenders” means, prior to the funding of the initial Tranche B1 Term Loan on the Closing Date, those Lenders with Initial Tranche B1 Term Loan Commitments, and after funding of the Initial Tranche B1 Term Loan, those Lenders holding a portion of the Initial Tranche B1 Term Loan, together with their successors and permitted assigns. The Initial Tranche B1 Term Lenders are identified on the signature pages to the Credit Agreement and are set forth on Schedule 2.01.

“Initial Tranche B1 Term Loan” has the meaning provided in Section 2.01(c)(I).

“Initial Tranche B1 Term Loan Commitment” means, for each Initial Tranche B1 Term Lender, the commitment of such Lender to make a portion of the Initial Tranche B1 Term Loan hereunder.

“Subordinated Finco Intercompany Loans” means any intercompany loan made to New Finco1, New Finco2 and/or Luxco by other members of the Consolidated Group: (i) which is subordinated, in the case of New Finco1 and/or Luxco, to the Obligations on terms reasonably satisfactory to the Administrative Agent and pursuant to which no payments shall be permitted to be made by New Finco1 and/or Luxco in respect of such intercompany loan if (x) a Default or Event of Default would result therefrom or (y) a mandatory prepayment would be required to be made pursuant to Section 2.06(b)(vi) after giving effect thereto; (ii) in the case of any such intercompany loans made to New Finco1 or Luxco, the proceeds of which are used to repay Indebtedness outstanding under this Credit Agreement; and (iii) in respect of which FSE shall have, if requested by the Administrative Agent, delivered to the Administrative Agent a legal opinion of counsel to FSE in the relevant jurisdiction or jurisdictions as to the enforceability of the subordination arrangements referred to in the preceding clause (i), which shall be in form and substance reasonably satisfactory to the Administrative Agent.

7. Section 1.07(a) of the Credit Agreement is hereby amended by inserting the text “(other than Additional Tranche B1 Euro Term Loans)” immediately following the text “Foreign Currencies” appearing in such Section.

8. Section 2.01(c) of the Credit Agreement is hereby amended by deleting the existing text thereof in its entirety and inserting in lieu thereof the following new clause (c):

“(c) Tranche B1 Term Loan Commitment. (I) On the Closing Date, each of the Initial Tranche B1 Term Lenders severally agrees to make its portion of a term loan (in the amount of its respective Initial Tranche B1 Term Loan Commitment) in a single advance in Dollars, in an aggregate principal amount equal to the Aggregate Initial Tranche B1 Term Loan Committed Amount on such date (the “Initial Tranche B1 Term Loan”), to New Finco1 as Borrower therefor. The Initial Tranche B1 Term Loan shall be comprised solely of Eurocurrency Rate Loans. Amounts repaid on the Initial Tranche B1 Term Loan may not be reborrowed.

(II) (A) On the Additional Tranche B1 Term Loan Borrowing Date (but on or before the Additional Tranche B1 Term Loan Commitment Termination Date), each of the Additional Tranche B1 Term Lenders severally agrees to make its portion of a term loan (in the amount of its respective Additional Tranche B1 Term Loan Commitment) in a single advance in Dollars, in an aggregate principal amount equal to the Aggregate Additional Tranche B1 Term Loan Committed Amount on such date (the “Additional Tranche B1 Term Loan”) to New Finco1 as Borrower therefor. The Additional Tranche B1 Term Loan shall be comprised solely of Eurocurrency Rate Loans. Amounts repaid on the Additional Tranche B1 Term Loan may not be reborrowed.

(B) In connection with the incurrence of Additional Tranche B1 Term Loans pursuant to this Section 2.01(c)(II), the Tranche B1 Term Lenders and New Finco1 hereby agree that, notwithstanding anything to the contrary contained in this Agreement, New Finco1 and the Administrative Agent may take all such actions as may be necessary to ensure that all Tranche B1 Term Lenders with outstanding Tranche B1 Term Loans denominated in Dollars continue to participate in each Borrowing of outstanding Tranche B1 Term Loans denominated in Dollars (after giving effect to the incurrence of Additional Tranche B1 Term Loans pursuant to this Section 2.01(c)(II)) on a pro rata basis, including by adding the Additional Tranche B1 Term Loans to be so incurred to the then outstanding Borrowings of Tranche B1 Term Loans denominated in Dollars on a pro rata basis even though as a result thereof such new Additional Tranche B1 Term Loans may effectively have a shorter Interest Period than the then outstanding Borrowings of Tranche B1 Term Loans denominated in Dollars and it is hereby agreed that (x) to the extent any then outstanding Borrowings of Tranche B1 Term Loans denominated in Dollars are affected as a result thereof, any costs of the type described in Section 3.05 incurred by such Tranche B1 Term Lenders in connection therewith shall be for the account of New Finco1 or (y) to the extent the Additional Tranche B1 Term Loans to be so incurred are added to the then outstanding Borrowings of Tranche B1 Term Loans denominated in Dollars, the Tranche B1 Term Lenders that have made such Additional Tranche B1 Term Loans shall be entitled to receive an effective interest rate on such Additional Tranche B1 Term Loans equal to the Eurocurrency Rate as in effect two Business Days prior to the incurrence of such Additional Tranche B1 Term Loans plus the then Applicable Margin for Tranche B1 Term Loans until the end of the respective Interest Period or Interest Periods with respect thereto, it being agreed that the Administrative Agent shall, in consultation with New Finco1, manage the allocation of the revised Tranche B1 Term Loan Commitment Percentages to the existing Eurocurrency Rate Loans in such a manner (to the extent practiable) as to minimize the amounts so payable by New Finco1.

(III) On the Additional Tranche B1 Term Loan Borrowing Date (but on or before the Additional Tranche B1 Term Loan Commitment Termination Date), each of the Additional Tranche B1 Euro Term Lenders severally agrees to make its portion of a term loan (in the amount of its respective Additional Tranche B1 Euro Term Loan Commitment) in a single advance in Euros, in an aggregate principal amount equal to the Aggregate Additional Tranche B1 Euro Term Loan Committed Amount on such date (the “Additional Tranche B1 Euro Term Loan” and, together with the Initial Tranche B1 Term Loan and the Additional Tranche B1 Term Loan, the “Tranche B1 Term Loan”) to New Finco1 as Borrower therefor. The Additional Tranche B1 Euro Term Loan shall be denominated in Euros and be comprised solely of Eurocurrency Rate Loans. Amounts repaid on the Additional Tranche B1 Euro Term Loan may not be reborrowed.”.

9. Section 2.02(a) of the Credit Agreement is hereby amended by (i) deleting the text “principal amount and Tranche of Loans” appearing in clause (C) thereof and (ii) inserting the text “principal amount, Tranche and currency of Loans” in lieu thereof.

10. Section 2.02(e) of the Credit Agreement is hereby amended by (i) deleting the text “six Interest Periods” occurring in clause (iii) in the second sentence of such Section, and (ii) inserting the text “twelve Interest Periods” in lieu thereof.

11. Section 2.04 of the Credit Agreement is hereby amended by the insertion of the following new sub-clause (h) thereto:

“(h) (x) Mandatory prepayments of Tranche B Term Loans made pursuant to Section 2.06(b)(ii) and required as a result of any Debt Transaction where the respective Indebtedness issued or incurred has (or can be reasonably expected, over the remaining life of the Tranche B Term Loans determined without regard to any prepayments thereof, to have) interest rates applicable thereto which are lower than those which would have applied to the Tranche B Term Loans being repaid, (y) any assignment or prepayment of Tranche B Term Loans made in connection with the replacement of any Lender pursuant to Section 11.16 as a result of such Lender’s refusal to consent to an amendment that includes a reduction in interest payable on Tranche B Term Loans or (z) any repayment of Tranche B Term Loans made in connection with an amendment that includes a reduction in interest payable on Tranche B Term Loans that was not consented to by such Lender, in each case will be subject to payment to the Administrative Agent, for the ratable account of each Lender whose Loans are being assigned or prepaid, as the case may be, (based on the relative principal amounts being assigned or repaid, taking the Dollar Equivalent of any amounts in Euros), of a fee (payable in Dollars) in an amount equal to (A) in the case of any such prepayment or assignment made on or before the first anniversary of the Closing Date, 2.0%, or (B) in the case of any such prepayment or assignment made after the first anniversary of the Closing Date but on or before the second anniversary of the Closing Date, 1.0%, of the aggregate principal amount (taking the Dollar Equivalent of any amounts denominated in Euros) so assigned or prepaid (as the case may be). Such fees shall be due and payable upon the date of any such assignment or prepayment.”

12. Section 2.05(b) of the Credit Agreement is hereby amended by (i) inserting, immediately after the phrase “original principal amounts of the Tranche B1 Term Loan” the phrase “(as increased by the original principal amounts of the Additional Tranche B1 Term Loan and Additional Tranche B Euro Term Loan)”; and (ii) adding the following new proviso immediately after the phrase “pursuant to Section 2.06” appearing therein:

“; provided that, with respect to the Tranche B1 Term Loan, the relevant percentage specified below (in each case based on, and paid, in the respective currency in which such Loans are denominated, and without using Dollar Equivalents in such calculations) shall be payable (x) with respect to the Dollar Denominated Tranche B1 Term Loan (based on the original principal amount of the Initial Tranche B1 Term Loan plus the original principal amount of the Additional Tranche B1 Term Loan) and (y) with respect to the Additional Tranche B1 Euro Term Loan (based on the original principal amount of the Additional Tranche B1 Euro Term Loan)”

13. Section 2.06(b) of the Credit Agreement is hereby amended by the insertion of the following new sub-clause (xiv) thereto:

“(xiv) Tranche B prepayments. Mandatory prepayments of Tranche B Term Loans required to be made pursuant to this clause 2.06(b) on or prior to the second anniversary of the Closing Date shall be subject to the payment of the fee described in Section 2.04(h).”

14. Section 2.06(b)(vi) of the Credit Agreement is hereby amended by the insertion of the text “(taking the Dollar Equivalent of any amounts denominated in Foreign Currencies)” immediately following the text “outstanding principal amount of the New Finco1 Intercompany Term Loans” appearing therein.

15. (a) Section 2.06(c)(i) of the Credit Agreement is hereby amended by the insertion of the text “; and provided further that, subject to subsection (c)(iii) below, all voluntary prepayments of the Tranche B1 Term Loan shall be allocated pro rata (based on the Outstanding Amounts at such time) amongst the Dollar Denominated Tranche B1 Term Loan and the Additional Tranche B1 Euro Term Loan of the relevant Lenders” immediately following the text “to the respective Swing Line Lender” appearing therein;

(b) Section 2.06(c)(ii) of the Credit Agreement is hereby amended by the insertion of the following sentence “Notwithstanding anything to the contrary contained in this subsection (ii), but subject to subsection (c)(iii) below, all mandatory prepayments of the Tranche B1 Term Loan to be applied pursuant to this subsection (ii) shall be allocated pro rata (based on the Outstanding Amounts at such time) amongst the Dollar Denominated Tranche B1 Term Loan and the Additional Tranche B1 Euro Term Loan of the relevant Lenders.” immediately before the final sentence thereof; and

(c) Section 2.06(c)(iii) of the Credit Agreement is hereby amended by the insertion of the following sentence “Repayments of the Tranche B1 Term Loan to be made by the Administrative Agent pursuant to clauses (i) and (ii) of this subsection (iii) shall be allocated pro rata (based on the Outstanding Amounts at such time) amongst the Dollar Denominated Tranche B1 Term Loan and the Additional Tranche B1 Euro Term Loan of the relevant Lenders.” immediately before the final sentence thereof.

16. Section 2.07(b) of the Credit Agreement is hereby amended by inserting the following new clause (C) thereto:

“(C) The Additional Tranche B1 Term Loan Commitments and the Additional Tranche B1 Euro Term Loan Commitments shall terminate on the Additional Tranche B1 Term Loan Commitment Termination Date.”

17. Section 3.03 of the Credit Agreement is hereby amended (x) by the deletion of the words “make or maintain” appearing in the second sentence thereof and their replacement with the words “make or continue” in lieu thereof; (y) by inserting the text “or, in relation to any Loans required to be continued as Eurocurrency Rate Loans in the Applicable Currency or Applicable Currencies (and, if required by the Required Lenders), the rate for such Loans shall be the rate notified to the Administrative Agent by the relevant Lender reflecting the cost to such Lender of funding such Loan (from whatever source it may reasonably select and after using reasonable efforts to fund or book its Loans hereunder from a different lending office) plus the Applicable Margin plus the Mandatory Cost Rate,” after the words “shall be suspended” appearing in the second sentence thereof, and (z) by inserting the text “(i) if the Administrative Agent or FSE so require, the Administrative Agent and FSE shall enter into negotiations (for a period of not more than thirty days) with a view to agreeing a substitute basis for determining the rate of interest for such Loans and any alternative basis agreed pursuant thereto shall, with the prior consent of all the Lenders and FSE, be binding on all parties to this Credit Agreement, (ii)” immediately after the words “Upon receipt of such notice,” appearing therein.

18. Section 7.11(a) of the Credit Agreement is hereby amended by inserting the text “Initial” immediately preceding the text “Tranche B1 Term Loan” appearing therein.

19. Section 7.11 of the Credit Agreement is hereby further amended by deleting the existing clause (e) thereof and inserting the following new clauses (e) and (f):

“(e) Subject to the last sentence of this clause (e), the proceeds of the Additional Tranche B1 Term Loans and the Additional Tranche B1 Euro Term Loans shall be used by New Finco1 to make additional New Finco1 Intercompany Term Loans to APP Inc., the proceeds of which shall be used to repay outstanding intercompany loans to FKPH. The proceeds of such repayments received by FKPH shall be used to repay in part outstanding intercompany loans to New Finco2 under the New Finco2 Intercompany Bridge Loan Agreement. The proceeds of such repayments shall be used by New Finco2 to prepay amounts owing under the Bridge Credit Agreement. Any surplus proceeds of the Additional Tranche B1 Term Loans and Additional Tranche B1 Euro Term Loans in excess of the amount required to make the prepayment under the Bridge Credit Agreement in accordance with Section 7.22 shall be used by New Finco1 for its own expenses or to make further loans and advances to members of the Consolidated Group, to be used by them for their working capital and general corporate purposes.

(f) Each Borrower shall apply all amounts borrowed under this Credit Agreement in or towards satisfaction of the purposes referred to in clauses (a) to (e) above and no Lender shall be obligated to concern itself with such application. FSE shall ensure that all amounts borrowed in respect of Additional Tranche B1 Term Loans and Additional Tranche B1 Euro Term Loans (and all direct and indirect proceeds therefrom) shall be applied as set forth in clause (e) above. No proceeds of any Credit Extension will be used for purposes which result in a contravention of Law or any Credit Document.”.

20. Section 7.16 of the Credit Agreement is hereby amended by inserting the text “Notwithstanding the foregoing, the provisions of this Section 7.16 shall cease to apply in respect of New Finco2 at any time after FSE has delivered to the Administrative Agent evidence that all Indebtedness of New Finco2 under the Bridge Credit Agreement has been repaid and discharged in full.” immediately following the last sentence thereof.

21. Article VII of the Credit Agreement is hereby amended by inserting the following new Section 7.22 thereto:

“Section 7.22 Additional Tranche B Prepayments. On the Additional Tranche B1 Term Loan Borrowing Date and concurrently with the Borrowing of the Additional Tranche B1 Term Loans and the Additional Tranche B1 Euro Term Loans to occur on such date, FSE shall ensure that New Finco2 shall prepay the loans then outstanding under the Bridge Credit Agreement in a principal amount equal to $500,000,000.”

22. Sub-clause (A) of Section 8.01 of the Credit Agreement is hereby amended by (i) the deletion of the words “subordinating its obligations” in sub-clause (2) thereof and the insertion of the words “subordinating its respective claims” in lieu thereof; and (ii) by the deletion of the word “or” immediately preceding sub-clause (4) thereof and the insertion of the text “or (5) intercompany loans made by FFBV which are outstanding on the Effective Date (or any refinancings thereof, provided that the aggregate principal amount of such intercompany loans is not increased at the time of any such refinancing);” immediately following the last sentence thereof.

23. Section 8.13 of the Credit Agreement is hereby amended by:

(i) inserting the text “other than in respect of any Subordinated Finco Intercompany Loans” immediately following the text “other contractual liabilities” in sub-clause (v) thereof;

(ii) inserting the text “Notwithstanding the foregoing, the provisions of this Section 8.13 shall cease to apply in respect of New Finco2 at any time after FSE has delivered to the Administrative Agent evidence that all Indebtedness of New Finco2 under the Bridge Credit Agreement has been repaid and discharged in full.” immediately following the last sentence thereof; and

(iii) deleting the text “(including the Intercompany Notes)” in the fifth line thereof and replacing it with the text “(including the Intercompany Loans)”.

24. Schedule 2.01 of the Credit Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof a new Schedule 2.01 in the form of Schedule 2.01 attached hereto.

II.	Acknowledgments.

1. For avoidance of doubt, each Credit Party hereby acknowledges and confirms its due authorization, execution and delivery of all Credit Documents (each Credit Document as amended, restated, modified and/or supplemented through and including the date hereof) to which it is a party, including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

2. Each Credit Party and each Intercompany Loan Credit Party, by its execution, acknowledgment and delivery of a copy of this Amendment, hereby consents to the new extensions of credit pursuant to the Credit Agreement, as amended by this Amendment) and hereby agrees that such new extensions of credit shall be fully entitled to all benefits of, and shall be fully guaranteed and secured pursuant to and in accordance with the terms of, each of the Credit Documents and Intercompany Loan Guarantee and Security Documents, as applicable.

3. Each Additional Tranche B1 Term Lender and Additional Tranche B1 Euro Term Lender party to this Amendment, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Assignee, (ii) confirms that it has received a copy of the Credit Agreement, this Amendment and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender under the Credit Agreement (as amended by this Amendment), (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as amended by this Amendment) and the other Credit Documents, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement (as amended by this Amendment) and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement (as amended by this Amendment) and the other Credit Documents are required to be performed by it as a Lender, and (v) in the case of each Additional Tranche B1 Term Lender and Additional Tranche B1 Euro Term Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, shall deliver to the Administrative Agent, on or prior to the First Amendment Effective Date, the forms and/or Section 11.15(a) Certificate, if any, required to be delivered by such Additional Tranche B1 Term Lender or Additional Tranche B1 Euro Term Lender to the Administrative Agent pursuant to Section 11.15(a) of the Credit Agreement, and each Additional Tranche B1 Term Lender and Additional Tranche B1 Euro Term Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code agrees, upon the request of the Administrative Agent, to deliver to the Administrative Agent the forms required to be delivered by Section 11.15(b) of the Credit Agreement.

III.	Miscellaneous.

1. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with FSE, the Borrowers and the Administrative Agent.

2. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

3. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when (i) the Credit Parties, the Intercompany Loan Credit Parties, the Required Lenders, the Required Tranche B1 Lenders (immediately before giving effect to this First Amendment), the Additional Tranche B1 Term Lenders and the Additional Tranche B1 Euro Term Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent, (ii) the Administrative Agent shall have received one or more opinions of counsel to the Credit Parties, each in form and substance reasonably satisfactory to the Administrative Agent, with respect to the transactions contemplated by this Amendment, (iii) the Administrative Agent shall have received from each Credit Party certified copies of resolutions of their respective Boards of Directors (or the equivalent governing body) or statements of unanimous written consent in lieu thereof of each such Credit Party with respect to the matters set forth in this Amendment and the transactions contemplated herein, and such resolutions or statements, as the case may be, shall be in form and substance reasonably satisfactory to the Administrative Agent, and (iv) FSE and each of the Borrowers shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to each of the Administrative Agent and the Lenders pursuant to the terms of the Credit Agreement to the extent then due, (v) the Administrative Agent having received, in form and substance reasonably satisfactory to it, final form documentation evidencing the increase to the New Finco1 Intercompany Term Loans to occur contemporaneously with the Borrowing of Additional Tranche B1 Term Loans (which increase to the New Finco1 Intercompany Term Loans shall be in the same principal amount as the Borrowing of Additional Tranche B1 Term Loans), and FSE agrees to deliver a duly executed counterpart copy thereof to the Administrative Agent on the Additional Tranche B1 Term Loan Borrowing Date, (vi) each of the Credit Parties and Intercompany Loan Credit Parties shall have entered into, and delivered to the Administrative Agent, such amendments, acknowledgments, confirmations and/or supplements to the Collateral Documents and to the Intercompany Loan Guarantee and Security Documents as the Administrative Agent may reasonably request in connection with this Amendment, and (vii) the Administrative Agent having received an effective amendment or waiver to the Bridge Credit Agreement in form and substance reasonably satisfactory to it, duly executed by the parties thereto, which shall permit the increase in Indebtedness under the Credit Agreement to occur pursuant to this Amendment.

4. In order to induce the Lenders to enter into this Amendment, FSE and the Borrowers hereby represent and warrant that (i) no Default or Event of Default exists as of the First Amendment Effective Date, both before and after giving effect to this Amendment, and (ii) on the First Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the Credit Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

5. From and after the First Amendment Effective Date, all references in the Credit Agreement, the Credit Documents and the Intercompany Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

*    *    *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

FRESENIUS SE

By:	/s/ Jürgen Götz
Name:	Dr. Jürgen Götz
Title:	Member of the Management Board

By:	/s/ Jürgen Lauterbach
Name:	Jürgen Lauterbach
Title:	Authorised Signatory

FRESENIUS KABI AG

By:	/s/ Rainer Baule
Name:	Rainer Baule
Title:	Chairman of the Management Board

By:	/s/ Gerrit Steen
Name:	Gerrit Steen
Title:	Member of the Management Board

FRESENIUS PROSERVE GMBH

By:	/s/ Francesco De Meo
Name:	Francesco De Meo
Title:	Managing Director

By:	/s/ Stephanie Kratzer
Name:	Stephanie Kratzer
Title:	Authorised Signatory

First Amendment to Credit Agreement

FRESENIUS FINANCE I S.A.

By:	/s/ Christophe Gammal
Name:	Christophe Gammal
Title:	Directeur

By:
Name:
Title:

First Amendment to Credit Agreement

FRESENIUS US FINANCE I, INC.

By:	/s/ Thomas H. Silberg
Name:	Thomas H. Silberg
Title:	President

APP PHARMACEUTICALS, INC.

By:	/s/ Thomas H. Silberg
Name:	Thomas H. Silberg
Title:	President and CEO

APP PHARMACEUTICALS, LLC

By:	/s/ Thomas H. Silberg
Name:	Thomas H. Silberg
Title:	President and CEO

First Amendment to Credit Agreement

The undersigned, being an Intercompany Loan Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing First Amendment, hereby consents to the entering into of the First Amendment and agrees to the provisions thereof.

FRESENIUS KABI PHARMACEUTICALS HOLDING, INC.

By:	/s/ Richard E. Maroun
Name:	Richard E. Maroun
Title:	Secretary

First Amendment to Credit Agreement

DEUTSCHE BANK AG, LONDON BRANCH, Individually and as Administrative Agent

By:	/s/ V. Mayell
Name:	V. Mayell
Title:	AVP

By:	/s/ Illegible
Name:	Illegible
Title:	AVP.

SIGNATURE PAGE TO THE FIRST
AMENDMENT, DATED AS OF THE DATE FIRST
WRITTEN ABOVE, TO THE CREDIT
AGREEMENT, DATED AS OF AUGUST 20, 2008,
AMONG FRESENIUS SE, THE BORROWERS
AND OTHER, GUARANTORS PARTY
THERETO, VARIOUS LENDERS PARTY
THERETO AND DEUTSCHE BANK AG,
LONDON BRANCH, AS ADMINISTRATIVE
AGENT

NAME OF INSTITUTION

JPMorgan Chase Bank, NA

By:	/s/ M V Holland
Name:	M V Holland
Title:	Executive Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Credit Suisse, London Branch

By:	/s/ N. Srinivasan
Name:	N. Srinivasan
Title:	Director

By:	/s/ Illegible
Name:	Illegible
Title:	MD

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Deutsche Bank AG, London Branch

By:	/s/ Illegible
Name:	Illegible
Title:	Director

By:	/s/ Karl-Heinz Herweck
Name:	Karl-Heinz Herweck
Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

WestLB AG

By:	/s/ Volker Lotzner	/s/ Heike Kampmann
Name:	Volker Lotzner	Heike Kampmann
Title:	A-signature	A-signature

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Bayerische Hypo Und Veriensbank, AG NY Branch

By:	/s/ Hetal Selarka, CFA
Name:	Hetal Selarka, CFA
Title:	Director

By:	/s/ Michael E. Terry
Name:	Michael E. Terry
Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Société Générale

By:	/s/ Illegible
Name:	Illegible
Title:	Director

By:	/s/ Illegible
Name:	Illegible
Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Harald Wimmer	/s/ Alexander Kowald
	Dr. Harald Wimmer	Alexander Kowald
	Assistant General Manager	Assistant Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

September 24, 2008

NAME OF INSTITUTION Raiffeisen Zentralbank Österreich
Aktiengesellschaft A-1030 Wien, Am Stadtpark 9

By:	/s/ Roswitha Zimmermann
Name:	Roswitha Zimmermann
Title:	Vice President

By:	/s/ Illegible
Name:	Illegible
Title:	Senior Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION The Bank of Nova Scotia

By:	/s/ James Forward
Name:	James Forward
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT

AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

LANDESBANK BADEN-WUERTTEMBERG NEW YORK OR/AND CAYMAN ISLANDS BRANCH

By:	/s/ Simone Ehmann
Name:	Simone Ehmann
Title:	Vice President

By:	/s/ Rainer Bucher
Name:	Rainer Bucher
Title:	Senior Credit Analyst

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Landesbank Hessen-Thüringen Girozentrale MAIN TOWER Neue Mainzer Str. 52-58 60311 Frankfurt am Main

By:	/s/ Ralf Schinkothe
Name:	Ralf Schinkothe
Title:	Vice President

By:	/s/ Claus Hemsteg
Name:	Claus Hemsteg
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

DZ BANK AG Deutsche Zentral-Genossenschaftsbank Platz der Republik 60265 Frankfurt am Main

By:	/s/ Eric Stöver
Name:	Eric Stöver
Title:	Vice President

By:	/s/ Illegible
Name:	Illegible
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Dresdner Bank AG, Niederlassung Luxemburg

By:	/s/ A. Stockemer
Name:	A. Stockemer
Title:	Vice President

By:	/s/ Bianca Bahn
Name:	Bianca Bahn
Title:	Analyst

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Commerz Bank Aktiengesellschaft

By:	/s/ Richebächer
Name:	Richebächer
Title:	Authorised Signature

By:	/s/ Scherff
Name:	Scherff
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT

AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

CALYON Deutschland

By:	/s/ Birgit Nabben
Name:	Birgit Nabben
Title:	Director

By:	/s/ Peter Hoffmann
Name:	Peter Hoffmann
Title:	Executive Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

BNP Paribas S.A. Niederlassung Frankfurt am Main

By:	/s/ Marc Voelcker
Name:	Marc Voelcker
Title:	Senior Banker

By:	/s/ Olivier Cébélieu
Name:	Olivier Cébélieu
Title:	Head of Acquisition Finance Germany / Austria

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Bayern LB Bayerische Landesbank

By:	/s/ Illegible
Name:	Illegible
Title:	SVP

By:	/s/ Schatz
Name:	Schatz
Title:	First Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Barclays Bank PLC

By:	/s/ Mark Pope
Name:	Mark Pope
Title:	Manager

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Bank of America

By:	/s/ Alexandra Flint
Name:	Alexander Flint
Title:	Vice President

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 20, 2008, AMONG FRESENIUS SE, THE BORROWERS AND OTHER GUARANTORS PARTY THERETO, VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG, LONDON BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

The Royal Bank of Scotland plc Niederlassung Frankfurt Junghofstrasse 22 D-60311 Frankfurt a.M.

By:	/s/ Sven Scheid
Name:	Sven Scheid
Title:	Director Global Banking & Markets Corporates

By:	/s/ Frank Borisch
Name:	Frank Borisch
Title:	Senior Director Global Banking & Markets Corporates

SCHEDULE 2.01

LENDER	TARGET RCF ($)	GROUP RCF ($)	TERM LOAN A1 ($)	TERM LOAN A2 ($)	INITIAL TERM LOAN B1 ($)	ADDITIONAL TERM LOAN B1 ($)	ADDITIONAL EURO TERM LOAN B1 (€)	TERM LOAN B2 ($)	TOTAL
DEUTSCHE BANK	50,000,000.00	100,000,000.00	166,666,666.67	166,666,666.67	167,500,000.00	210,500,000.00	200,000,000.00	165,833,333.00
CREDIT SUISSE	50,000,000.00	100,000,000.00	166,666,666.67	166,666,666.67	167,500,000.00	—	—	165,833,333.00
JP MORGAN	50,000,000.00	100,000,000.00	166,666,666.67	166,666,666.67	167,500,000.00	—	—	165,833,333.00
TOTAL	$150,000,000.00	$300,000,000.00	$500,000,000.00	$500,000,000.00	$502,500,000.00	$210,500,000.00	€200,000,000.00	$497,500,000.00